UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2006
ECHOSTAR COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)
ECHOSTAR DBS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO	333-31929	84-1328967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
2006 Cash Incentive Plan
EchoStar Communications Corporation (“EchoStar”) established a 2006 Cash Incentive Plan for key employees on January 21, 2006, to provide cash awards tied to achievement of specified 2006 business goals. Effective March 14, 2006, the Compensation Committee of the Board of Directors of EchoStar expanded participation in the 2006 Cash Incentive Plan to include our Chief Executive Officer, Charles W. Ergen, and other senior executives. The maximum amount payable to any participant under the 2006 Cash Incentive Plan upon satisfaction of all applicable business goals and other criteria is equal to or less than each participant’s annual base salary.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION ECHOSTAR DBS CORPORATION
Date: March 20, 2006	By:	/s/ David K. Moskowitz
David K. Moskowitz
Executive Vice President, General Counsel and Secretary

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